U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): July 16, 2007
AMB PROPERTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-13545	94-3281941

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

Pier 1, Bay 1, San Francisco, California 94111

(Address of principal executive offices) (Zip code)

415-394-9000

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX OF EXHIBITS
EXHIBIT 10.1

Item 1.01 Entry into a Material Definitive Agreement and
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On July 16, 2007, Malacoa Holding Pte. Ltd., a private company limited by shares organized under the laws of Singapore and a subsidiary of our subsidiary, AMB Property, L.P., a Delaware limited partnership, which is Singapore dollar functional, AMB Canada Investments, LLC, a Delaware limited liability company and a subsidiary of AMB Property, L.P., which is Canadian dollar functional, AMB Singapore Investments, LLC, a Delaware limited liability company and a subsidiary of AMB Property, L.P., which is Singapore dollar functional, AMB European Investments, LLC, a Delaware limited liability company and a subsidiary of AMB Property, L.P., which is Euro functional, and AMB Property, L.P., each acting as a borrower, and us and AMB Property, L.P., as guarantors, entered into a fifth amended and restated revolving credit agreement for a $500 million unsecured revolving credit facility that replaced the $250 million unsecured revolving credit facility executed on June 13, 2006. We are the sole general partner of AMB Property, L.P. The fifth amended and restated credit facility is with Bank of America, N.A., as administrative agent, Banc of America Securities Asia Limited, as Hong Kong dollars agent, Bank of America, N.A., Singapore Branch, as Singapore dollars agent, The Bank of Nova Scotia, as syndication agent, Calyon New York Branch, Citicorp North America, Inc., and The Royal Bank of Scotland PLC, as co-documentation agents, and a syndicate of other banks. The fifth amended and restated credit facility amends the fourth amended and restated credit facility to, among other things, increase the facility amount to $500 million with an option to further increase the facility to $750 million, to extend the maturity date to June 2011 and to allow for borrowing in Indian Rupees.
The fifth amended and restated revolving credit agreement contains affirmative covenants, including financial reporting requirements and maintenance of specified financial ratios by AMB Property, L.P., and negative covenants, including limitations on mergers or consolidations. The fifth amended and restated revolving credit agreement also includes events, each of which, if not cured within the time period, if any, specified in the credit agreement would constitute an event of default.
A copy of the fifth amended and restated revolving credit agreement is attached hereto as Exhibit 10.1 and is incorporated into this current report by reference.
Item 9.01    Financial Statements and Exhibits.
     (d)  Exhibits.
     10.1 Fifth Amended and Restated Revolving Credit Agreement, dated as of July 16, 2007, by and among the qualified borrowers listed on the signature pages thereto, AMB Property, L.P., as a qualified borrower and guarantor, AMB Property Corporation, as guarantor, the banks listed on the signature pages thereto, Bank of America, N.A., as administrative agent, The Bank of Nova Scotia, as syndication agent, Calyon New York Branch, Citicorp North America, Inc., and The Royal Bank of Scotland PLC, as co-documentation agents, Banc of America Securities Asia Limited, as Hong Kong Dollars agent, Bank of America, N.A., acting by its Canada Branch, as reference bank, Bank of America, Singapore Branch, as Singapore Dollars agent, and each of the other lending institutions that becomes a lender thereunder.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation (Registrant)
Date: July 20, 2007	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description

10.1	Fifth Amended and Restated Revolving Credit Agreement, dated as of July 16, 2007, by and among the qualified borrowers listed on the signature pages thereto, AMB Property, L.P., as a qualified borrower and guarantor, AMB Property Corporation, as guarantor, the banks listed on the signature pages thereto, Bank of America, N.A., as administrative agent, The Bank of Nova Scotia, as syndication agent, Calyon New York Branch, Citicorp North America, Inc., and The Royal Bank of Scotland PLC, as co-documentation agents, Banc of America Securities Asia Limited, as Hong Kong Dollars agent, Bank of America, N.A., acting by its Canada Branch, as reference bank, Bank of America, Singapore Branch, as Singapore Dollars agent, and each of the other lending institutions that becomes a lender thereunder.